EXHIBIT H

                           FORM OF ACCESSION AGREEMENT

         This Accession Agreement dated as of February 15, 2002 (this "Agreement) is executed and delivered in connection with the Credit Agreement dated as of November 6, 1998, among Valhi, Inc., a Delaware corporation, the financial institutions parties thereto, as Banks, U.S. Bank National Association, as the Administrative Agent, the Issuing Bank, and the Arranger (as modified from time to time, the "Credit Agreement," the capitalized terms of which are used herein unless otherwise defined herein).

         Whereas,  as contemplated by Section 2.18 of the Credit Agreement,  the
Borrower  has  requested   that  the  aggregate   Commitments  be  increased  to
$72,500,000; and

         Whereas, Texas Capital Bank has agreed to increase its existing Commitment under the Credit Agreement from $5,000,000 to $7,500,000;

         Now therefore the parties hereto agree as follows:

         1. Texas Capital Bank's Commitment shall, on and as of the Effective Date (as herein defined) be $7,500,000.

         2. Texas Capital Bank hereby (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 4.01(e) thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any other Credit Document; (iii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and any other Credit Document as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto;
(iv) agrees that it will perform all of the obligations which by the terms of the Credit Agreement or any other Credit Document are required to be performed by it as a Bank; (v) specifies as its Applicable Lending Offices the offices set forth in Annex A of this Agreement.

         3. The address for notices to Texas Capital Bank under the Credit Agreement is set forth on Annex A to this Agreement.

         4. On the Effective Date, notwithstanding anything to the contrary in the Credit Agreement, the Texas Capital Bank shall be a "Bank" for all purposes under the Credit Agreement.

         5 On the Effective Date, the Borrower shall execute and deliver to Texas Capital Bank a Note in the form of Exhibit A attached to the Credit Agreement, which Note shall be dated as of the Effective Date, shall be payable to the order of Texas Capital Bank, and shall be in the amount of $7,500,000.

         6. The date this Agreement becomes effective (the "Effective Date") shall be February 15, 2002, provided that on such date (i) no Default shall have occurred and be continuing and (ii) the Borrower shall prepay any outstanding Advances which were made by the Banks prior to such date.

         7. In connection with this Agreement, the Borrower hereby represents and warrants that all of the representations and warranties set forth in the Credit Documents (other than those made as of a specific date) are true and correct in all material respects on and as of the date of this Agreement, and no Default has occurred.

         8. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.


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         IN WITNESS  WHEREOF this  Agreement is executed and delivered as of the date first mentioned above.

                                          BORROWER:

                                          VALHI, INC.

                                          By:       /s/ Bobby D. O'Brien
                                          Name:     Bobby D. O'Brien
                                          Title:    Vice President and Treasurer



                                          AGENT:

                                          U.S. BANK NATIONAL ASSOCIATION,
                                               As Agent

                                          By:       /s/ Janice T. Thede
                                          Name:     Janice T. Thede
                                          Title:    Vice President




                                           TEXAS CAPITAL BANK:

                                           By:       /s/ W. Reed Alton
                                           Name:     W. Reed Alton
                                           Title:    Senior Vice President

                         ANNEX A TO ACCESSION AGREEMENT

                         APPLICABLE LENDING OFFICES AND
                   ADDRESSES FOR NOTICE FOR TEXAS CAPITAL BANK



Applicable Lending Offices:

Domestic Lending Office:                     Eurodollar Lending Office:
[                                  ]         [                                 ]
 ----------------------------------           ---------------------------------
[                                  ]         [                                 ]
 ----------------------------------           ---------------------------------
[                                  ]         [                                 ]
 ----------------------------------           ---------------------------------
Attention:                                    Attention:
Telephone:                                    Telephone:
Telecopy:                                     Telecopy:

Address for Notices:
[                                  ]
 ----------------------------------
[                                  ]
 ----------------------------------
[                                  ]
 ----------------------------------
Attention:
Telephone:
Telecopy:

                                 PROMISSORY NOTE

 $7,500,000                                                    February 15, 2002

         For value received, the undersigned, Valhi, Inc., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of Texas Capital Bank (the "Bank") the principal sum of Seven Million Five hundred thousand and No/100 Dollars ($7,500,000) or, if less, the aggregate outstanding principal amount of the Advances (as defined in the Credit Agreement referred to below) made by the Bank to the Borrower, together with interest on the unpaid principal amount of each such Advance from the date of such Advance until principal amount is paid in full, at such interest rates, and at such times, as are specified in the Credit Agreement.

         This Note is the Promissory Note referred to in, and is entitled to the benefits of, and is subject to the terms of, the Credit Agreement dated as of November 6, 1998, as amended (as the same may be further amended or modified from time to time, the "Credit Agreement") among the Borrower, the Bank, the other financial institutions parties thereto, and U.S. Bank National Association, as the Administrative Agent (the "Agent"), the Issuing Bank, and the Arranger. Capitalized terms used in this Note that are defined in the Credit Agreement and not otherwise defined in this Note have the meanings assigned to such terms in the Credit Agreement. The Credit Agreement, among other things,
(a) provides for the making of Advances by the Bank to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the Dollar amount first above mentioned and (b) contains provisions for acceleration of the maturity of this Note upon the happening of certain events stated in the Credit Agreement and for prepayments of principal prior to the maturity of this Note upon the terms and conditions specified in the Credit Agreement.

         Both principal and interest are payable in lawful money of the United States of America to the Agent at 555 Southwest Oak Street, Suite 400, Portland, Oregon 97204 (or at such other location or address as may be specified by the Agent in writing to the Borrower) in same day funds. The Bank shall record all Advances and payments of principal made under this Note, but no failure of the Bank to make such recordings shall affect the Borrower's repayment obligations under this Note.

         Except as specifically provided in the Credit Agreement, the Borrower hereby waives presentment, demand, protest, notice of intent to accelerate, notice of acceleration, and any other notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder of this Note shall operate as a waiver of such rights.

         This Note shall be governed by and construed in accordance with the laws of the State of New York.

                                          VALHI, INC.
                                          By:       /s/ Bobby D. O'Brien
                                          Name:     Bobby D. O'Brien
                                          Title:    Vice President and Treasurer